EXHIBIT 10.5

                          AMENDMENT TO LOAN AGREEMENT
                           AND MODIFICATION OF NOTE


      THIS AMENDMENT TO LOAN AGREEMENT ("AMENDMENT") dated as of March 31, 1999 (the "AMENDMENT EFFECTIVE DATE") is made and entered into by and between EVANS SYSTEMS, INC., a Texas corporation (the "BORROWER") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("LENDER"), a national banking association.

RECITALS:

      WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of August 30, 1996, as heretofore amended (the "LOAN AGREEMENT"); and

      WHEREAS, the Borrower executed and delivered to the Lender the Note (as defined in the Loan Agreement); and

      WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, that the Loan Agreement and the Note be amended in certain respects;

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

      SECTION 1. DEFINITIONS. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

      SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT. From and after the Amendment Effective Date, the Lender shall have no further obligation to make any advance under the Loan Agreement or the Note. In addition, on and after the Amendment Effective Date:

      (a) The definition of "EBITDA" set forth in PARAGRAPH 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            EBITDA means, without duplication, for any period, the consolidated earnings of the Borrower and its Subsidiaries before depreciation, amortization, other non-cash items, Cash Interest Expense, federal, state and municipal taxes and extraordinary gains, PLUS proceeds received by Borrower through additional capital contributions to Borrower.

      (b) PARAGRAPH 2(C) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (c) On the earlier of February 15, 1999 or the payment in full of the Facility Debt, Borrower shall, subject to the provisions of PARAGRAPH 10 hereof, pay to Lender a fee in the amount of $75,000.00.

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      (c) PARAGRAPH 2(D) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (d) On each of June 30, 1999, August 31, 1999 and December 31, 1999 (unless the Facility Debt shall have been paid in full on or prior to the applicable payment date), pay to Lender a fee in the amount of $250,000.00.

      (d) PARAGRAPH 3 of the Loan Agreement is hereby amended to read in its entirety as follows:

            3. PROCEEDS REALIZED FROM SALE OF ASSETS OF EVANS OIL OF LOUISIANA, INC.. Promptly upon receipt thereof by Borrower or any of its Subsidiaries, Borrower will apply (or cause to be applied) to the Facility Debt all of the proceeds realized from the sale, transfer or other disposition of any of the assets of Evans Oil of Louisiana, Inc. (net of the reasonable costs and expenses payable to unaffiliated third parties in connection with the applicable sale, transfer or other disposition).

      (e) PARAGRAPH 6(B) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (b) Borrower shall furnish or cause to be furnished to Lender three copies of each of the following: (1) as soon as available and in any event within 90 days after the end of each fiscal year of each Obligor that is not an individual, Annual Financial Statements of such Obligor; (2) as soon as available and in any event within 45 days after the end of each calendar quarter of each fiscal year of each Obligor that is not an individual, Quarterly Financial Statements of such Obligor; (3) concurrently with the financial statements provided for in SUBSECTIONS (1) and (2) of this PARAGRAPH 6(B), beginning with the Quarterly Financial Statements as of March 31, 1999, such schedules, computations and other information, in reasonable detail, as may be required by Lender to demonstrate compliance with the covenants set forth herein or reflecting any non-compliance therewith as of the applicable date, all certified and signed by an appropriate officer or other responsible party acceptable to Lender on behalf of Borrower and a compliance certificate ("COMPLIANCE CERTIFICATE") in the form of EXHIBIT C hereto, duly executed by such officer or other responsible party; (4) on or before the 20th day of each calendar month, (A) a listing and aging of the Accounts of each Obligor which has executed a Security Agreement covering its Accounts as of the end of the preceding calendar month, prepared in reasonable detail and containing such information as Lender may request and (B) a summary of the Inventory of each Obligor which has executed a Security Agreement covering its Inventory as of the end of the preceding calendar month, prepared in reasonable detail and containing such other information as Lender may request; (5) from time to time, at any time upon the request of Lender, but at the cost of Borrower, a report of an independent collateral field examiner (which may be, or be affiliated with, Lender) with respect to the Accounts and Inventory components included in the Borrowing Base (PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing, Lender shall not require such a report more than twice per calendar year); (6) promptly upon their becoming publicly available,


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      one copy of each financial statement, report, notice or definitive proxy statement sent by any Obligor to shareholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by any Obligor with, or received by any Obligor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; and (7) such other information relating to the financial condition, operations, prospects or business of any Obligor as from time to time may be reasonably requested by Lender. Each delivery of a financial statement pursuant to this Paragraph shall constitute a republication of the representations and warranties contained in PARAGRAPH 5.

      (f) PARAGRAPH 6(C) of the Loan Agreement is hereby amended to read in its entirety as follows:

            (c)   Borrower shall have and maintain:

                  (1) a Fixed Charge Coverage Ratio for Borrower and its
            Subsidiaries of not less than 1.10 to 1.00 at all times.

                  (2) a Tangible Net Worth for Borrower and its Subsidiaries of
            not less than $11,500,000 at all times.

                  (3) a ratio of current assets to current liabilities for
            Borrower and its Subsidiaries of not less than 1.25 to 1.00 at all times.

                  (4) EBITDA for Borrower and its Subsidiaries (i) for the six
            (6) calendar month period ending on March 31, 1999, of not less than $250,000, (ii) for the nine (9) calendar month period ending on June 30, 1999, of not less than$550,000, (iii) for the twelve (12) calendar month period ending on September 30, 1999 and for each twelve (12) calendar month period ending on any calculation date thereafter, of not less than $1,000,000.

      (g) EXHIBIT C to the Loan Agreement is hereby amended to be identical to EXHIBIT A attached hereto.

      SECTION 3.  MODIFICATION OF NOTE.  On and after the Amendment Effective
Date:

      (a) PARAGRAPH 3(B) of the Note is hereby amended to read in its entirety as follows:

            (b) The principal of this note shall be due and payable (i) in equal monthly installments, each in the amount of $41,070.00, the first such installment to be due and payable on March 1, 1999 and a like installment to be due and payable on the last day of each calendar month thereafter before January 31, 2001 and (ii) on January 31, 2001, when the entire unpaid principal balance of this note, together with all accrued and unpaid interest hereon, shall be finally due and payable.


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      (b) PARAGRAPH 13 of the Note is hereby deleted in its entirety.

      SECTION 4. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Credit Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Credit Document are true and correct in all material respects on and as of the Amendment Effective Date.

      SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Credit Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

      SECTION 6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

      SECTION 7. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      SECTION 8. ENTIRE AGREEMENT. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.


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      SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      SECTION 10. AMENDED DEFINITIONS. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term
(i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and
(ii) references to any and all other Credit Documents shall mean such documents as amended as contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                    EVANS SYSTEMS, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name:   J.L. EVANS, SR.
                                    Title:  PRESIDENT


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
                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, a national banking
                                    association


                                    By: /s/ JAMES A. FLYNN
                                    Name:   JAMES A. FLYNN
                                    Title:  VICE PRESIDENT



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
      The undersigned hereby join in the execution of this Amendment to evidence their consent hereto and their acknowledgment that the Credit Documents executed by the undersigned shall continue to apply to the Loan Agreement, as amended hereby.


                                    CHEM-WAY SYSTEMS, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________



                                    WAY ENERGY SYSTEMS, INC.,
                                    a Delaware corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name:   J.L. EVANS, SR.
                                    Title:  PRESIDENT



                                    DIAMOND MINI MART, INC.,
                                    a Texas corporation


                                    By: /s/ J.L. EVANS, SR.
                                    Name    J.L. EVANS, SR.
                                    Title:  PRESIDENT




                                    EDCO, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________



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
                                    EVANS OIL COMPANY, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________




                                    EDCO ENVIRONMENTAL SYSTEMS, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________




                                    IN & OUT MINI MART, INC.,
                                    a Texas corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________




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
                            COMPLIANCE CERTIFICATE


      The undersigned hereby certifies that [he] [she] is the ______________________________ of EVANS SYSTEMS, INC., a Texas corporation ("BORROWER"), and that as such is authorized to execute this certificate on behalf of Borrower pursuant to the Loan Agreement (the "LOAN AGREEMENT") dated as of August 30, 1996 by and between Borrower and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION; and that a review of Borrower and its Subsidiaries has been made under [his] [her] supervision with a view to determining whether Borrower and its Subsidiaries have fulfilled all of their respective obligations under the Loan Agreement and the other Credit Documents; and on behalf of Borrower further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified):

             (a) Each Obligor has fulfilled its respective obligations under the Credit Documents.

             (b) The representations and warranties made in each Credit Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

             (c) The financial statements delivered to Lender concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated.

             (d) No Default has occurred and is continuing. In this regard, the compliance with the provisions of SECTION 6(C) of the Loan Agreement is as follows:

      SECTION 6(C)(1) -- FIXED CHARGE RATIO (applicable only on or after October 1, 1997)

             actual Fixed Charge Ratio for Borrower and its Subsidiaries as of the date hereof:

                                __.____ : 1.00

             required Fixed Charge Ratio for Borrower and its Subsidiaries as of the date hereof:

                                  1.10 : 1.00


      SECTION 6(C)(2) -- TANGIBLE NET WORTH


             actual Tangible Net Worth for Borrower and its Subsidiaries as of the date hereof:

                               $_______________


                                   EXHIBIT A
             required Tangible Net Worth for Borrower and its Subsidiaries as of the date hereof:

                                  $11,500,000


      SECTION 6(C)(3) -- WORKING CAPITAL RATIO

             actual ratio of current assets to current liabilities for Borrower and its Subsidiaries as of the date hereof:

                                __.____ : 1.00

             required ratio of current assets to current liabilities for Borrower and its Subsidiaries as of the date hereof:

                                  1.25 : 1.00


      SECTION 6(C)(4) -- EBITDA

             actual EBITDA for Borrower and its Subsidiaries for the twelve calendar month period ending on the date hereof:

                             $__________________

             required EBITDA for Borrower and its Subsidiaries for the twelve calendar month period ending on the date hereof:

                                  $1,000,000


             (e) There has occurred no material adverse change in the assets, liabilities, financial condition, business or affairs of any Obligor since the date of the Loan Agreement.




                                   EXHIBIT A


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      DATED as of ____________, 199____.



                                        [ADD SIGNATURE LINE FOR
                                        INDIVIDUAL EXECUTING
                                        CERTIFICATE]




                                   EXHIBIT A


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